                                                                   EXHIBIT 10.24

                              MARKETING AGREEMENT


     This Marketing Agreement (the "Agreement") dated as of May 12, 1998 is between CGH SALES, INC. ("CG"), a Delaware corporation whose address is 6811 Weld County Road 31, Fort Lupton, Colorado 80621, and GREENVER, S.A. de C.V. ("Greenver"), a corporation organized and existing under the laws of the United Mexican States, whose address is Blvd. Culiacan 2580-7, Plaza Santa Ines, Culiacan, Sinaloa C.P. 80100, Mexico.

                                   RECITALS

     A. Pursuant to Subscription Agreement of even date herewith (the "Subscription Agreement"), Colorado Greenhouse Holdings, Inc. ("CGH"), the owner of all the outstanding capital stock of CG, has purchased 25% of the outstanding capital stock of Grupo Batiz CGH S.A. de C.V., the owner of 90% of the outstanding capital stock of Greenver.

     B. Pursuant to the terms of the Subscription Agreement, CGH and Holdings have agreed to cause CG and Greenver to enter into this Agreement.

                                   AGREEMENT

     1.   Sale.  Greenver shall deliver to CG and CG shall accept and use all
          ----
reasonable efforts to sell all of the "acceptable" agricultural or horticultural products, of the varieties specified in EXHIBIT A (the "Products"), grown by or
                                        ---------
for Greenver at its current and future facilities in Baja Mexico, together with any other facilities built or acquired by (i) Greenver, or an Affiliate of Greenver, or (ii) any other entity in which both CG, or an Affiliate of CG, and Greenver, or an Affiliate of Greenver, have contributed funds. Products shall be deemed "acceptable" for all purposes hereunder if in the sole discretion of CG such product is of a quality and grade consistent with the other products grown or marketed by CG or any of its Affiliates. Set forth on Exhibit A attached hereto and made a part hereof (which exhibit may be amended or supplemented from time to time by the mutual agreement of the parties) are specifications and descriptions of the various quality and grades of Products. As used herein "Affiliate" shall mean any person or entity directly or indirectly controlling, controlled by, or under common control with such person or entity. A person or entity shall be deemed to control another person or entity if such person or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such person or entity, whether through ownership of voting securities, by contract or otherwise.

     2.   Exclusive Dealings.  Greenver warrants that it has not heretofore
          ------------------
contracted to sell, market, consign, or deliver any of such products to any person, firm, or corporation, except as noted on the annexed schedule. Any products covered by such existing contract shall be excluded from the terms of this agreement for the period and to the extent noted. Greenver shall not directly, or indirectly through a third party other than CG, sell any of its export quality products in the United States, Canada , Europe, or other agreed upon territory.

     3.   Term.  The term of this Agreement shall commence at the start of the
          ----
new 1998/1999 crop season, estimated to begin in October 1998, and subject to Paragraph 4 shall extend for the greater of (i) ten years or (ii) for as long as CG, or any Affiliate of CG, shall hold 25% or more of the stock issued to CG by Grupo Batiz CGH, S.A. de C.V., pursuant to the Subscription Agreement, unless mutually agreed to be terminated sooner.

     4.   Performance Review:  There shall be a performance review of the
          ------------------
Agreement at the end of five years, at which time Greenver shall have the right to terminate based on a set of mutually agreeable performance criteria, notice and cure periods, with no less than 180 days notice provided before termination.

     5.   Payment.  CG shall be entitled to a 10% commission (the "Commission")
          -------
on the gross proceeds of all Products sold in the United States, Canada, Europe or other agreed-upon territory. Payment for all sales will be collected by CG and remitted, net of Commissions, advances and other reimbursable expenses expressly authorized herein to Greenver on an as collected basis, subject to the following provisions:

          a. Greenver will pay the cost of freight to a receiving warehouse in the San Diego area to be selected by CG.

          b.   "In and out" costs at the warehouse will be paid by CG.

          c. CG will initially pay "pick and pack" each week for the product received in the previous week. Amounts so paid will be deducted from gross receipts of sales of Production. The pick and pack amount will be agreed to between Greenver and CG prior to the beginning of each Product season as a part of the budgeting process set forth in Article 30, Section 1 of Bylaws of Grupo Batiz CGH, S.A. de C.V.

          d. Liquidation of sales proceeds from CG to Greenver to be within 28 days from date of sales.

          e. CG has a responsibility to Greenver to collect all accounts receivables and any uncollected receivables shall be an expense borne by CG.

          f. Transportation costs from San Diego area warehouse to final destination on non-FOB sales will be included in the invoice and CG will be entitled to reimbursement of such costs. However, the Commission will be paid on an amount that excludes freight costs and pallet charges.

          g. In addition to any advance payments (including, without limitation, the pick and pack payments, materials charges and delivery costs) CG will deduct its 10% Commission before remitting proceeds to Greenver on each liquidation.

          h. CG will be responsible for all advertising, marketing and promotion and other sales expenses not otherwise expressly allocated hereunder.

          i. To the extent insurance covering damage during transportation and storage plus general calamity insurance covering the Product is not obtained by Greenver, CGH may obtain such insurance and deduct the cost thereof before remitting proceeds to Greenver, provided that Greenver shall be a loss payee on any such policy.

     6.   Sale and Pricing.  CG may contract in advance for the sale of all or
          ----------------
part of Greenver's products; fix a fair and reasonable price or prices at which such products or by-products may be sold and below which none shall be sold; determine the manner of sale; and fix whatever terms and conditions it deems advisable; provided, however, in no event may CG sell any Products at prices less than those received by CG or its Affiliates for its products of equivalent quality in all respects. Any determination of quality as provided in the prior sentence shall be made by the senior sales officer of CG in consultation with the Management Committee and with reference to the specifications set forth in Exhibit A.

     7.   Management Committee.  A management committee (the "Management
          --------------------
Committee") composed of four members will be created to supervise the activities conducted pursuant to this Agreement. Greenver shall be entitled to have two representatives on the Management Committee. The initial members of the Management Committee shall be James R. Rinella, Dave Fahrenbruch, Raul Batiz Guillen and Jorge Guillermo Batiz Guillen.

     8.   Warranties.  All products delivered hereunder by Greenver shall be
          ----------
free from damage and in good marketable and merchantable condition and shall be delivered to CG, as directed. CG may make rules and regulations and provide inspectors to standardize the quality, method, and manner of harvesting, handling, packing, and shipping of such products or for any particular purpose. Greenver shall observe and perform all such rules and regulations. All products delivered to or at the order of CG shall be of the standard and conform to the regulations as to quality and otherwise that are prescribed by state and federal authorities and by CG. Any deduction, allowance, or loss that CG may make or suffer on account of inferior quality or standard, or condition at delivery, shall be charged against Greenver and be deducted from its net returns hereunder.

     9.   Packaging.  Greenver shall ship and return all boxes, delivered to it
          ---------
for its use and convenience, as agreed upon by the parties. If Greenver fails to do so, it shall pay CG CG's actual cost of each box that is not shipped or returned as ordered. CG may deduct all such charges from Greenver's net returns under this Agreement. All Products covered hereby shall be packaged and shipped in cartons approved by CG and such Products shall have only those marks or labels as may be approved by CG.

     10.  Chemicals Use.  Greenver shall insure that no substance shall be
          -------------
introduced or applied (including, without limitation, chemicals, pesticides or growth regulators) to the Products, or on the land on which the Products are to be grown, which will be in violation of established toxic tolerance levels set by the United States Food and Drug Administration, by the United States Department of Agriculture, or by any other applicable federal, state or local law, or which are not authorized by CG for the Products being grown. Greenver will provide to CG for its review and approval prior to each harvesting season a list of all chemicals used on the

Products together with the rate of application for each such Chemical. CG shall have the right to cause the Products to be residue tested.

     11.  Additional Products.  If during the term hereof Greenver produces any
          -------------------
agricultural or horticultural products that come within the scope of CG's activities as established by contracts or acquires or owns an interest in them, CG shall have the right to market all such products pursuant to the terms of this Agreement.

     12.  Indemnity.  Each party (the "Indemnifying Party") agrees to indemnify
          ---------
and hold harmless the other party, and its officers, directors, employees, agents and consultants (collectively the "Indemnified Party") from and against any and all claims, liabilities, costs and expenses arising from or relating to the negligent actions or omissions of the Indemnifying Party and its employees, agents and consultants.

     13.  Personnel.  CG agrees to hire all appropriate personnel necessary to
          ---------
market the Products and otherwise perform its obligations hereunder. At the option of Greenver, such personnel shall include an employee designated by Greenver, provided that the terms of such employment shall be compatible with those prevalent in the relevant industry. CG agrees that it shall provide or shall cause its Affiliates to provide all necessary technical assistance to Greenver to assist Greenver in reaching the goal of producing the maximum yield, highest quality and most effective packing and distribution of the Products. If deemed necessary by CG, CG or its Affiliates will have the right to place on site at Greenver's facilities, such personnel as it deems necessary to perform the functions described in this paragraph. Any costs of such personnel shall be paid by Greenver to CG on a monthly basis, provided that such costs shall be reasonable and are reflected in the annual budgets prepared pursuant to the Subscription Agreement.

     14.  Trade Names.  All trade names and marketing campaigns used will be at
          -----------
the sole discretion of CG and shall remain the property of CG without any implication and there shall not be deemed to be an implied license to use such marks.

     15.  Marking.  All Product sold will identify point of origin on its
          -------
shipping containers and point of purchase displays as specified by applicable laws and by CG.

     16.  Information/Forecast.  Greenver will provide to CG all information
          --------------------
deemed necessary by CG to effectively market the product including, among other things, production forecasts and daily inventory and shipping forecasts on a form to be provided by CG.

     17.  Arbitration.  Except as provided for in Paragraph 18, and herein, any
          -----------
dispute or claim in law or equity arising out of this Agreement or any resulting transaction shall be decided by neutral binding arbitration in accordance with the rules of the CCI, and not by court action except as provided by Colorado law for judicial review of arbitration proceedings. There shall be three arbitrators, with each party choosing one arbitrator and those two picking the third. Unless otherwise agreed by the parties all arbitration hereto shall be conducted in San Diego, California. Arbitration shall be conducted in the
English language.   Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties shall have the right to discovery. The filing of a mechanic's lien or a judicial action to enforce a mechanic's lien or to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall be allowed but shall not constitute a waiver of the right to arbitrate under this paragraph.

     18.  Remedies.  If either party breaches any material provision hereof,
          --------
the non-breaching party shall, upon instituting a proper action, be entitled to an injunction to prevent further breach and a decree for specific performance of this Agreement according to its terms.

     19.  Force Majeure.  Neither party to this Agreement shall be required to
          -------------
perform, or be liable for failure to perform, its obligations under this Agreement during any period in which non-performance is caused by (i) strikes, work stoppages, labor shortages or inability to procure labor, (ii) shortages of equipment, materials, or supplies, (iii) shortages or lack of cooling or processing facilities, (iv) car or truck shortages, or other transportation difficulties, (v) war, hostilities, or national emergencies, (vi) acts of God, the elements, mechanical breakdowns, or power failure, or (vii) causes beyond the control of the party unable to perform. The non-performing party will exercise reasonable due diligence to correct any correctable cause of non-performance and will resume performance as soon as possible.

     20.  Binding Effect.  This Agreement is binding upon and shall inure to the
          --------------
benefit of both parties and their respective heirs, legal representatives, successors, and assigns.

     21.  Non-Waiver.  No delay or failure by either party to exercise any right
          ----------
hereunder, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

     22.  Headings.  Headings in this Agreement are for convenience only and
          --------
shall not be used to interpret or construe its provisions.

     23.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
and governed by the laws of the State of Colorado (as applied to contracts entered into wholly within such state).

     24.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     25.  Time of Essence.  Time is of the essence of this Agreement.
          ---------------

     26.  Entire Agreement; No Modification.  This Agreement constitutes the
          ---------------------------------
sole agreement between the parties hereto with regarding to the subject matter hereof and supersedes all prior agreements between the parties concerning the same. It may not be amended or modified other than by an instrument signed by both parties or their duly authorized representatives.

     27.  Notices.  All notices hereunder shall be in writing and delivered
          -------
personally or mailed by certified mail, postage prepaid, addressed to the parties at their last known addresses.

     28.  Joint Venture.  This Agreement is not and nothing contained herein
          -------------
shall be deemed to constitute a joint venture, partnership, agency or similar arrangement between the parties hereto.

     29.  Successor Agreement.  In the event this Agreement is terminated and
          -------------------
Joya or any of its Affiliates sells or intends to sell, directly or indirectly, Products in the United States, Europe or Canada through a marketing company ("Newco") to be formed by Joya or its Affiliate, then CG shall have the option to acquire a minimum of 25% and a maximum of 50% of the outstanding capital stock of Newco for the same consideration per share as is paid or contributed by Joya or its Affiliate.


                              CGH SALES, INC., a Delaware corporation


                              By:/s/James R. Rinella
                                 --------------------------------------------
                                    James R. Rinella, Chief Executive Officer

                              GREENVER, S.A. de C.V., a Mexican corporation


                              By:/s/ Jorge Guillermo Batiz Guillen
                                 --------------------------------------------
                                 Jorge Guillermo Batiz Guillen,
                                 attorney-in-fact

                                   ANNEX "A"


QUALITY STANDARDS
-----------------

Exportable volumes of produce will be utilized on pallets and labeled per Colorado Greenhouse specifications with grade, size and color and will be classified into the following categories:

A) BEEFSTEAK TOMATOES

   1. All Beefsteak ("Beef") tomatoes will be washed, hand placed into preformed plastic liners (inserts) placed in corrugated 40cm x 60cm cartons per Colorado Greenhouse specifications on design, construction and printing with each tomato uniformly labeled after packing. Each carton must have a net weight of not less than 15.4 lbs at the point of delivery in the USA.

   2. a. All Beef tomatoes will be sorted by size, color and grade. Only one grade or color or size is permitted in any one box, and only like boxes are permitted on the same pallet.
       b. Boxes will be palletized 2/3 on a 48" x 40" class A, four way entry hardwood pallet stacked 15 to 20 high per instructions from Colorado Greenhouse. Each pallet will be unitized with four cardboard corner boards and three horizontal evenly spaced plastic bands.

   3.  All Beef tomatoes will be sorted into one of the following sizes:
       a.  Premium MXL and Standard MXL and #2.
           18, 20, 22, 25, 28 and 32 count tomatoes per tray.
       b.  Premium XL and Standard XL
           35 and 39 count tomatoes per tray.
       c.  Premium L and Standard L
           45 count tomatoes per tray.
       d.  Premium S
           52 count tomatoes per tray (min. 110 grams each).

   4. All Beef tomatoes will be harvested at color stage 3 or more and will be sorted into one of the following colors according to the Kleur-Stadia Tomaten color chart: 3, 4, 5 & 6. Tomatoes color range 7 or more will NOT be exported to the USA but sold elsewhere by Greenver, S.A. de C.V. Only one color is permitted on a pallet.

   5. All Beef tomatoes for export will be sorted in Premium, Standard US #1 and US #2 grades.
       a. Premium grade tomatoes must meet the following minimum quality levels:

           Shape: Round, smooth shoulder, no flat spots or indentations. Well formed, smooth blossom end may be indented but not more than 1/16".

           Calyx:  In place, trimmed and not damaged.

           Appearance:   Must be free from all scars, marks, cuts, bruises,
                         blotchy ripening and translucent or soft conditions.

           Cleanliness:  Must be free from all contaminates such as dirt, dust or other residues from any source.

           Russeting:    Only minor amounts of russeting is permitted in the
                         area 1/2" from the center of the calyx and none beyond that.

           Punctures:    Must be free from any skin punctures or breaks.

       b. Standard US #1 and US #2 grade tomatoes are qualified by the same criteria with defect levels allowable per "U.S. Standards for Grades of Greenhouse Tomatoes," a copy of which is attached hereto and expressly made a part hereof.

B) VINE CLUSTER TOMATOES

   1. All Vine Cluster tomatoes will be washed, hand placed into net bags with closures, both per Colorado Greenhouse specifications. Bags with a loose tail of less than 2" long will be placed into cartons that meet the specifications of Colorado Greenhouse in size, design, construction and printing. Each carton must have a net weight of not less than 11.3 lbs. at the point of delivery in the USA.

   2.  All Vine tomatoes will be sorted and graded by size and quality.
       a. Only premium (same standards previously defined) will be exported to the USA.
       b. Only tomatoes with a minimum weight of 100 grams can be packed in this category.
       c. Only clusters with a minimum of 3 tomatoes may be packed in this category.
       d. All tomatoes must be color stage 3 or more. In each package, one tomato must be color state 7.

   3. All vine tomatoes will be palletized per instructions from Colorado Greenhouse and with the palletizing specifications in A2b.

   4. Depending on market demand, vine tomatoes may also be required to be packed as loose pack and the specifications will be developed for this form of packing as required.

C) PREPACK TOMATOES (CONSUMER PACK)

   1. All Prepack tomatoes will be washed, graded and packed according to the premium standards. Any tomatoes that fail to grade "Premium" will be packed as US#1 or US#2 grades.

   2. Prepack tomatoes will be packed according to size specifications form Colorado Greenhouse in container specified by Colorado Greenhouse.

   3. Prepack tomato containers will be packed into master cartons meeting Colorado Greenhouse specifications in size, construction and printing.

   4. Prepack master cartons will be unitized according to the specifications in A2b.

                 COLORADO GREENHOUSE TOMATO GRADING STANDARDS


The following document is designed to provide a brief description of the quality requirements for all of the products that are grown, packed and shipped by Colorado Greenhouse.

---------------------------------------------------------------------------------------------------------------------------
                                                             RUSSETING
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
---------------------------------------------------------------------------------------------------------------------------
                      PREMIUM (MXL,XL,PREPACKS)       STANDARD GRADE (MXL,XL)         SUBSTANDARD (no2/15,    TRASH
                                                                                         45ct OR LARGER
---------------------------------------------------------------------------------------------------------------------------
RUSSETING:            Premium tomatoes (#1) can       Standard grade tomatoes         Russeting in            Russeting
----------            only have minor levels of       (#2) can contain russeting      Substandard (#3) may    which
Russeting refers      russeting confined to an        levels extending between        not exceed 1.5 inches   extends
 to "micro"           area extending  1/2 inch from   1/2 inch and 1 inch from the    from the calyx.         beyond
 cracking of          the center of the calyx.        calyx.                                                  1.5 inches
 tomato skin.                                                                                                 from the
 The severity                                                                                                 calyx is
 and                                                                                                          severe and
 susceptibility to                                                                                            must be
 decay varies                                                                                                 culled.
 greatly from                                                                                                 Severe
 tomato to                                                                                                    russeting is
 tomato and                                                                                                   associated
 variety to                                                                                                   with
 variety.                                                                                                     "greyness,
                                                                                                              dullness,
                                                                                                              softness and
                                                                                                              wrinkling."
 ---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                  STEM PUNCTURES AND SKIN BREAKS
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
----------------------------------------------------------------------------------------------------------------------------
                     PREMIUM (MXL,XL, PREPACKS)   STANDARD GRADE (MXL,XL)        SUBSTANDARD (no2/15,     TRASH
                                                                                     45ct OR LARGER
-----------------------------------------------------------------------------------------------------------------------
STEM                 NO TOLERANCE:  Any tomato    Stem punctures and skin        Stem punctures and       ALL
PUNCTURES AND        containing a skin break or   breaks must be small (pea      skin breaks must be      FRESH/WET
SKIN BREAKS          puncture must be             sized or smaller) closed       less than 1 cm, closed   SKIN BREAKS
(open and            downgraded to standard       ("healed/dry/scarred over)     ("healed/dry/scarred     MUST BE
Closed) must be      grade or substandard         and minimal (one or less per   over") and minimal       CULLED!!!!
minimized due        (no2/15) if the break is     box).  Larger rates result     (one or less per box).
to the extreme       healed or scarred over.      from improper handling and     Larger rates result
potential for                                     the source should be           from improper
bacterial growth     ALL FRESH/WET SKIN BREAKS    corrected.                     handling and the
and decay.           MUST BE CULLED!!!!!                                         source should be
                                                  ALL FRESH/WET SKIN BREAKS      corrected.
                                                  MUST BE CULLED!!!!!
                                                                                 ALL FRESH/WET SKIN
                                                                                 BREAKS MUST BE
                                                                                 CULLED!!!!!
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        GROWTH CRACKS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                      GRADING TOLERANCES
------------------------------------------------------------------------------------------------------------------------
                     Premium (mxl,xl, prepacks)     Standard Grade (mxl,xl)       Substandard (no2/15,     Trash
                                                                                     45ct or larger
------------------------------------------------------------------------------------------------------------------------
                     NO TOLERANCE:  All             Single cracks that are less   Single or multiple       Any tomato
                     tomatoes with growth           than 1/2 cm are acceptable.   cracks which do not      with a
                     cracks must be downgraded                                    exceed 1cm are           growth crack
                     or culled.                                                   acceptable.              which
                                                    All products with deep                                 exceeds
                                                    growth cracks (greater than                            1 cm.
                                                    4mm must be discarded).       All products with deep
                                                                                  growth cracks (greater
                                                                                  than 4mm must be         All products
                                                                                  discarded).              with deep
                                                                                                           growth
                                                                                                           cracks
                                                                                                           (greater than
                                                                                                           4mm must
                                                                                                           be
                                                                                                           discarded).
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                          BLOSSOM END ROT
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
QUALITATIVE          PREMIUM (MXL,XL, PREPACKS)   STANDARD GRADE (MXL,XL)      SUBSTANDARD (NO2/15)      TRASH
ISSUES BLOSSOM
END ROT:             NO TOLERANCE:  All           NO TOLERANCE:  All           Single or multiple        Any tomato
Tomatoes with        tomatoes exhibiting black    tomatoes exhibiting black    cracks which do not       with a
this condition       scars must be downgraded     scars must be downgraded     exceed 1cm are            growth crack
are                  to substandard if the        to substandard if the        acceptable.               which
characterized by     affected area is less than   affected area is less than                             exceeds
dark black scars     1 centimeter.                1 centimeter.                                          1 cm.
and/or                                                                         All products with deep
indentations on                                                                growth cracks (greater
the blossom                                       If black scars are greater   than 4mm must be          All products
end, in some                                      than 1 cm the tomato must    discarded).               with deep
cases, the                                        be culled.                                             growth
border of the                                                                                            cracks
scarred area                                      Products with inflamed                                 (greater than
appears to be                                     scars of any size must be                              4mm must
inflamed.                                         culled.                                                be
                                                                                                         discarded).
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                              PUSHERS
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
QUALITATIVE          PREMIUM (MXL,XL, PREPACKS)      STANDARD GRADE (MXL,XL)         SUBSTANDARD (NO2/15)        TRASH
ISSUES
"Pushers" are        The affected area must be       The affected area must be       Tomatoes which have         All tomatoes
blemishes            less than 1/2 cm and must be    less than 1/2 cm and must be    an opaque, tan, scar-like   with opaque
which occur on       nearly translucent so that      nearly translucent so that      appearance must be          blemishes
the blossom end      the overall premium             the overall premium             downgraded to               which
of a tomato.         appearance of the tomato is     appearance of the tomato is     substandard or culled if    exceed 1 cm.
The color (light     not compromised.                not compromised.                the blemish exceeds
and translucent,                                                                     1 cm.
light tan,
opaque tan) and      Tomatoes which have an          Tomatoes which have an
size of the          opaque, tan, scar-like          opaque, tan, scar-like
affected area        appearance must be              appearance must be
can vary greatly     downgraded to substandard       downgraded to substandard
from tomato to       or culled if the blemish        or culled if the blemish
tomato.              exceeds 1 cm.                   exceeds 1 cm.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                             SOFTNESS
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
QUALITATIVE        PREMIUM (MXL,XL, PREPACKS)     STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO2/15)     TRASH
ISSUES
In order to        NO TOLERANCE:  soft            NO TOLERANCE:  soft           NO TOLERANCE:  soft      All soft
reach the          tomatoes are not acceptable    tomatoes are not acceptable   tomatoes are not         tomatoes
retailers          in any grade and must be       in any grade and must be      acceptable in any grade  must be
shelves, all       culled.                        culled.                       and must be culled.      culled
CGH products
must be firm.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                   DECAY AND MOLD
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 GRADING TOLERANCES
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

QUALITATIVE             PREMIUM (MXL,XL, PREPACKS)  STANDARD GRADE (MXL,XL)  SUBSTANDARD (NO2/15)  TRASH
ISSUES
-----------------------------------------------------------------------------------------------------------------
Decay and mold          NO TOLERANCE                NO TOLERANCE             NO TOLERANCE          All tomatoes
on the fruit or                                                                                    with signs of
calyx due to post                                                                                  decay and
harvest conditions                                                                                 mold.
is not tolerated in
any product and
must be culled.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               PITS
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                      GRADING TOLERANCES
------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
QUALITATIVE          PREMIUM (MXL,XL, PREPACKS)     STANDARD GRADE (MXL,XL)      SUBSTANDARD (NO2/15)      TRASH
ISSUES
-----------------------------------------------------------------------------------------------------------------------
Pits,                NO TOLERANCE.  All             NO TOLERANCE.  All           Small pits (less than     All tomatoes
indentations or      tomatoes with pits must be     tomatoes with pits must be   1 centimeter wide and     with
openings which       downgraded to Substandard      downgraded to Substandard    openings less than 1/2    openings
usually occur        or culled depending on the     or culled depending on the   cm deep can be            which
near the             size and severity of the       size and severity of the     salvaged in the           exceed 1 cm
blossom end of       opening.                       opening.                     substandard grade.        in width and
the tomato and                                                                   Pits which exceed         1/4 cm in
may be                                                                           these parameters must     depth.
characterized by                                                                 be culled.
seed visibility.
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               SCARS
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                         GRADING TOLERANCES
-------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
QUALITATIVE           PREMIUM (MXL,XL, PREPACKS)       STANDARD GRADE (MXL,XL)        SUBSTANDARD (NO2/15)        TRASH
ISSUES
----------------------------------------------------------------------------------------------------------------------------
Scars are             Single, small (less than 1/2     These tomatoes can have up     More pronounced             Severely
superficial           cm in diameter) affected         to 2 scarred areas which are   scarring is acceptable      deformed
blemishes or          areas are acceptable as long     small (1 cm or less).          as long as shelf life and   fruit.
marks on              as the overall appearance is                                    taste are not affected.
tomatoes which        premium ("relatively"                                           Severely deformed
detract from the      blemish free).                                                  fruit resulting from
overall fruit                                                                         scarring should be
appearance                                                                            culled.
without
affecting shelf
life or taste.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               SIZE
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
QUALITATIVE                   PREMIUM (MXL,XL, PREPACKS)  STANDARD GRADE (MXL,XL)    SUBSTANDARD (NO2/15)     TRASH
ISSUES
----------------------------------------------------------------------------------------------------------------------------
Sorting by size               Uniform                     Uniform                    Uniform
must be uniform
within each box
and all cells in a
box must be
filled.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               SHAPE
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
            To fit in the          Only slight variations             Qualitative Issues                Premium
            premium                from a circular fruit are                                            (mxl,xl,
            grade all tomatoes     acceptable in this grade.                                            prepacks)
            must be round.         Oval shaped fruit must be
                                   downgraded to substandard.

 ---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                      COLOR STAGE AT HARVEST
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
---------------------------------------------------------------------------------------------------------
QUALITATIVE          PREMIUM (MXL,XL, PREPACKS)   STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO2/15)      TRASH
ISSUES
----------------------------------------------------------------------------------------------------------------------------
All fruit should     Uniformity per box and       Uniformity per box and        Uniformity per box
be picked            pallet is crucial for all    pallet is crucial for all     and pallet is crucial for
between stage 5      grades.                      grades.                       all grades.
and 6 as
depicted on a 12
color chart.
Quality
problems
stemming from
russetting and
storage can be
minimized if the
target color is
maintained.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                       CALYX
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                  GRADING TOLERANCES
-----------------------------------------------------------------------------------------------------------------
QUALITATIVE ISSUES    PREMIUM (MXL,XL, PREPACKS)   STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO2/15)       TRASH
-----------------------------------------------------------------------------------------------------------------
The calyx is a        Calyx retention is           Calyx retention is             Calyx retention is
feature               imperative.  A box which     imperative.  A box which       imperative.  A box
recognized by         contains more than three     contains more than three       which contains more
consumers as an       tomatoes without a calyx     tomatoes without a calyx       than three tomatoes
indication of         indicates possible picking   indicates possible picking     without a calyx
premium quality.      problems and should be       problems and should be         indicates possible
                      corrected.  When packing,    corrected.  When packing,      picking problems and
                      all tomatoes without a       all tomatoes without a calyx   should be corrected.
                      calyx should be made less    should be made less visible    When packing, all
                      visible by lacing them       by lacing them along the       tomatoes without a
                      along the outer perimeter    outer perimeter of each box.   calyx should be made
                      of each box.                                                less visible by lacing
                                                                                  them along the outer
                                                   Prepacks which are covered     perimeter of each box.
                      Prepacks which are           in plastic wrap must be
                      covered in plastic wrap      packed without the calyx
                      must be packed without       due to potential stem mold     Prepacks which are
                      the calyx due to potential                                  covered in plastic
                      stem mold                                                   wrap must be packed
                                                                                  without the calyx due
                                                                                  to potential stem mold
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                     LABELING
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                  GRADING TOLERANCES
------------------------------------------------------------------------------------------------------------------------
QUALITATIVE ISSUES    PREMIUM (MXL,XL, PREPACKS)       STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO2/15)     TRASH
------------------------------------------------------------------------------------------------------------------------
All tomatoes          Premium labels (4 color)         Garden Fresh boxes require    No labels
must be labeled       are required.                    the generic label.
on the shoulder
with the
appropriate label     Labels must be uniformly         Standard grade tomatoes in
except for            oriented on each tomato          the CGH box require the
prepack tomatoes      within each box.                 two color standard grade
which are labeled                                      label (CGH) or the generic
on the container.                                      label.
                      Labeling on the calyx is
                      preventable and should
                      not be tolerated.                Labeling on the calyx is
                                                       preventable and should not
                                                       be tolerated.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        BOX CODES
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    GRADING TOLERANCES
------------------------------------------------------------------------------------------------------------------------
QUALITATIVE ISSUES    PREMIUM (MXL,XL, PREPACKS)   STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO2/15)         TRASH
------------------------------------------------------------------------------------------------------------------------
Legible box            Box codes depicting the     Box codes depicting the        Box codes depicting
codes depicting        harvest date and site are   harvest date and site are      the harvest date and
the harvest date       required for all finished   required for all finished      site are required for all
and site are           goods.                      goods.                         finished goods.
required for all
finished goods.
------------------------------------------------------------------------------------------------------------------------

                                    TO COME